                                                           [ART]


                                                      The Emerging Markets
                                                      Telecommunications
                                                      Fund, Inc.
                                                      --------------------
                                                      ANNUAL REPORT
                                                      MAY 31, 1999

 CONTENTS

Letter to Shareholders............................... 1

Portfolio Summary.................................... 7

Schedule of Investments.............................. 9

Statement of Assets and Liabilities..................13

Statement of Operations..............................14

Statement of Changes in Net Assets...................15

Financial Highlights.................................16

Notes to Financial Statements........................17

Report of Independent Accountants....................23

Results of Annual Meeting of Shareholders............24

Tax Information......................................25

Description of InvestLink-SM- Program................26

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                   June 28, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended May 31,
1999.

At May 31, 1999, the Fund's net asset value ("NAV") was $12.12 per share (net of distributions paid of $1.961 per share), as compared to $16.36 on May 31, 1998. Total net assets were $94,026,331.

PERFORMANCE: UNDERPERFORMANCE VS. GLOBAL EMERGING MARKETS

For the fiscal year ended May 31, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -11.7%. Given the lack of a comparable index of emerging markets telecommunications stocks, I note that the broad universe of emerging markets equities (as represented by the Morgan Stanley Capital International Emerging Markets Free Index, or "EMF") rose 3.5% over the same period.

As a portfolio manager, one must be ever-cautious of assuming undue risk in pursuit of exceptional returns. One can, however, be overly cautious and--by focusing on capital preservation--lose a good opportunity for capital appreciation. Such was the case with my management of the Fund during the past fiscal year. I, along with many others, viewed the rally in emerging markets with considerable skepticism. As a result, I kept a fairly high portion of the Fund's assets in cash and missed what proved to be some excellent buying opportunities.

In retrospect, I was wrong to err on the side of caution, but I cannot fully regret such conservatism in light of the extreme and unpredictable swings in market sentiment over the past 12 months.

I also note in this context that performance was influenced to some extent by the program to buy back up to 15% of outstanding shares that was approved by the Fund's directors in October 1998. In order to implement the buyback plan, I had to sell an unusually high portion of the portfolio's holdings to raise cash.

GLOBAL EMERGING MARKETS: RAPIDLY RECOVERING

Written off just a few quarters ago as patients in need of long-term convalescence, emerging equity markets have defied their critics and enjoyed remarkable rallies since September of 1998. Markets' much more positive tone is due to these factors:

- IMPROVING EXPECTATIONS FOR GLOBAL GROWTH. This is particularly true in Japan, whose market has shown surprising strength thus far in 1999, despite a lack of unmistakable evidence that the ailing economy has begun to revive. Given Japan's importance as the dominant trading partner and lender to most of its Asian neighbors, optimism about its own economy has provided investors with great hopefulness about macroeconomic prospects in Asia more generally.

  Elsewhere in the developed world, the U.S. economy remains buoyant, with few signs of slowing down substantially any time soon. And Europe has been disappointingly sluggish, but there are credible indications that conditions could start to turn around as early as the second half of this year. In both cases, economic strength has favorable implications for the emerging world's economies and hence, their equity markets as well.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

- A BONA FIDE RECOVERY IN ASIA. Among all emerging markets, the Asian recovery has been perhaps the strongest and most surprising. It was certainly surprising to me, as I thought it would take far longer for Asia to get its economic house in order than it actually did.
  Across the region, inflation and interest rates have sharply declined. As rates have fallen, local investors have piled back into their respective markets, injecting much-needed liquidity into the commercial sector and further fueling recovery efforts. Improving economic performance in the region has also resulted in better overall sovereign risk assessment, which serves to increase access to global capital markets and reduce borrowing costs for corporations as well as governments.
- LACK OF A BRAZILIAN CONTAGION EFFECT. Investors have taken great encouragement from the fact that something potentially dangerous that might have happened, didn't. By this, I refer to the distinct absence of a contagion-like spillover effect from Brazil's decision to devalue its real currency in mid-January. Emerging equities' ability to shrug off Brazil's move stands in sharp contrast to the full-scale global meltdowns that occurred following devaluations in Thailand in July 1997 and Russia in August 1998. Not only was there no meltdown from the Brazilian devaluation, but the country's prospects and those of other emerging nations actually improved in subsequent months.
It appears that, along with the political and commercial interests in emerging economies worldwide, investors in them have matured. Although bloodied by extreme volatility, they have come through the process more whole and more willing to stay the course and not stampede for the exits when trouble beckons. As a daily participant in these markets, I take much comfort in such a shift in investor behavior. Evidently, others feel much the same.

EMERGING TELECOMS: HAVE THEY PEAKED?
Given the macroeconomic improvement I've described in the emerging world, it's not surprising that emerging equity markets have been strong. In the first five months of 1999, in fact, they were dramatically stronger than those in the developed world: EMF's 25.6% return during the period dwarfed the 3.8% generated by aggregate developed markets (I.E., in the form of Morgan Stanley Capital International's World Index). Within this exceptional performance, however, returns on telecommunications stocks lagged behind those of other sectors. RELATIVE VALUATIONS REMAIN ATTRACTIVELY LOW. Despite this year's extraordinary rally in emerging equity markets, valuations of emerging telecoms are much more attractive than those of their developed-world counterparts. The following table, for example, shows that, as measured by the multiple of enterprise value-to-cash-flow (widely used to value telecom providers), both traditional wireline and wireless companies in the emerging world are cheap.

                          REGIONAL TELECOM VALUATIONS:
                     EMERGING MARKETS VS. DEVELOPED WORLD*

WIRELINE                                                           WIRELESS
---------------------------               EV/EBITDA                ------------------               EV/EBITDA
REGION                                     1999E**                 REGION                            1999E**
---------------------------  ------------------------------------  ------------------  ------------------------------------
Latin America                                5.2x                  Latin America                       6.0x
Emerging Europe                              7.4x                  Emerging Asia                      10.7x
Emerging Asia                                7.0x
North America                               10.3x                  North America                       9.5x
Developed Europe                             8.5x                  Developed Europe                   15.9x
Developed Asia ex-Japan                     12.2x                  Japan                               9.7x
Japan                                        9.0x

* PRICES AS OF 6/2/99
** EV/EBITDA 1999E = ENTERPRISE VALUE AS A MULTIPLE OF EARNINGS BEFORE INTEREST, DEPRECIATION AND AMORTIZATION, ESTIMATED FOR 1999
SOURCE: MORGAN STANLEY DEAN WITTER

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

TELECOM CONSOLIDATION HAS NOT YET SPREAD TO EMERGING MARKETS. Consolidation, which is one of the major trends driving share-price gains for developed-world telecoms, has not yet affected the emerging telecom universe. When it does, the good emerging telecoms will likely be snapped up at premium prices, or do a little snapping of their own. In either instance, early investors in them will win and, perhaps, win big.

In evaluating the market for emerging telecoms, investors should appreciate that many of them are just beginning to realize their very substantial potential. And for good reason: until fairly recently, many were government-owned and/ or -controlled, meaning that profitability and efficiency were not their priorities.

This is changing, however. With the wave of privatizations over the past several years, newly public telecommunications concerns have had to become real businesses, focusing on previously foreign concepts like return on equity and improved productivity. And they have begun to take strides toward becoming operationally competitive, with increasing emphasis on corporate restructuring, cost reduction, efficiency and better serving the needs of their customers and investors.

PORTFOLIO STRUCTURE: SOMEWHAT LESS DEFENSIVE

TOP 10 HOLDINGS, BY ISSUER*

                                                       % OF
           HOLDING                   COUNTRY        NET ASSETS
           ---------------------  --------------  ---------------
       1.  OTE                        Greece               5.4
       2.  Millicom Intl.             Global
           Cellular                                        4.6
       3.  Samsung Elec.             S. Korea              4.2
       4.  ECI Telecom                Israel               3.9
       5.  Korea Telecom             S. Korea              3.5
       6.  CEI Citicorp Hldgs.      Argentina              3.4
       7.  Camuzzi Argentina        Argentina              3.2
       8.  Telebras                   Brazil               3.1
       9.  Matav                     Hungary               2.9
      10.  Telesp                     Brazil               2.8

* Company names are abbreviations of those found in the chart on page 8.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        COUNTRY BREAKDOWN (% OF NET ASSETS)

Argentina                                                                                 6.69%
Brazil                                                                                    6.94%
Chile                                                                                     4.12%
Global                                                                                    7.02%
Greece                                                                                    7.86%
Hong Kong                                                                                 5.77%
India                                                                                     4.75%
Israel                                                                                    7.35%
Singapore                                                                                 4.20%
South Korea                                                                              12.07%
Cash & Other Assets                                                                       5.32%
Other*                                                                                   27.91%
* Other includes Central Europe, Czech Republic, Estonia, Europe, Hungary,
Indonesia, Peru, Philippines, Poland, Portugal, Russia, Spain, Taiwan, Thailand and
Venezuela.

Since my last report, I have taken a less defensive approach and become fully invested, using available cash to buy shares in well-managed companies with excellent franchises that the market has yet to fully appreciate, like Greece's Hellenic Telecommunications Organization S.A. ("OTE"), Brazil's Telecomunicoes de Sao Paulo S.A. and others detailed in past reports.
OTE, incidentally, is a good example of how my approach to the portfolio was relatively unsuccessful during the Fund's fiscal year. Although generally regarded as a blue-chip surrogate for the broader Greek market, OTE actually

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

underperformed the Greek market. This was because investors chose to ignore the company's outstanding growth prospects and, instead, heavily bought bank stocks in anticipation of the interest-rate convergence required for Greece's eventual acceptance into the European Monetary Union.
Among the telecommunications companies I favor at present and believe will flourish in years to come are ECI Telecom Ltd. and Philippine Long Distance Telephone Co.
ECI TELECOM LTD.
Israel's ECI TELECOM LTD. ("ECI") is a leading global supplier of telecommunications equipment to network operators, serving approximately 275 customers in over 140 countries. ECI's products focus on maximizing the efficiency of existing telecommunications networks, which allows companies to avoid the much higher expense of investing in new equipment.
ECI faces relatively low competition, as well as strong current and projected future demand for its products. The deregulation and privatization of the telecommunications business in the emerging world enhances its growth prospects even further, as many emerging telecoms must stretch the value of their aging existing networks while they upgrade to the next generation. In many cases, their solutions involve ECI products and services.
Yet, despite possessing very good technology in high demand, many successive quarters of net income growth and qualified management that hits almost every goal it sets, ECI's stock has experienced extraordinary volatility and trades at unjustifiably low valuation levels.
I believe that ECI suffers from being in an emerging market, when most telecom investors are focused on the developed world. Therein lies a significant opportunity for the patient investor who can buy into companies like it at bargain prices and await eventual recognition of their quality and value. PHILIPPINE LONG DISTANCE TELEPHONE CO.
Another telecommunications company I like is PHILIPPINE LONG DISTANCE TELEPHONE CO. ("PLDT"). PLDT is the dominant telecom operator in the Philippines, where it operates the only licensed local exchange, owns the largest long-distance network and handles approximately 70% of the country's international traffic. Despite its relative size and market penetration, PLDT was, until recently, the epitome of a company you love to hate. Its reputation was deservedly low as a result of poor management, government meddling, costly and inefficient use of capital, growing receivables, virtually non-existent financial controls and more.
I like PLDT because it nonetheless stands to benefit from two developments that are playing out elsewhere in the emerging telecom universe. The first is the injection of proven developed-world management practices and financial controls. In November 1998, for instance, First Pacific Corp. (a first-class telecommunications company based in Hong Kong) bought a controlling stake in PLDT. First Pacific's management has an admirable record of gaining operational control of companies like PLDT, getting them into shape and selling them for handsome profits.
The second development is industry consolidation. At present, there are too many telecom providers in the Philippines, many of which are on poor financial footing. My feeling is that only a handful of providers will be around when the dust settles and, owing partly to its size and partly to its highly qualified management, PLDT is likely to be one of them.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

OUTLOOK: UPBEAT
I am very impressed with the recovery so far achieved in several emerging markets, notably in Asia, and I hope that this enthusiasm will spill over into other sectors such as telecommunications. The overall future of emerging equity markets looks brighter for several reasons:
- IMPROVING INVESTOR SENTIMENT. Both domestic and international investors are returning to markets long abandoned.
- IMPROVING ECONOMIES. The numbers bear it out. In emerging country after emerging country, productivity is improving and interest rates and inflation are falling, or beginning to fall.
- IMPROVING SOVEREIGN RISK ASSESSMENT. The belief is growing that emerging nations will be able to continue to improve and get back on track much more quickly than was believed possible.
I see considerable upside for the telecommunications arena as well:
- Valuations are still well below where they should be--and will be once again, in my opinion.
- The long-term growth story is very much intact, as teledensity (I.E., the extent to which telephone service reaches a country's population) is much lower than in the developed world.
- Newly privatized telecoms will focus as never before on profitability, productivity and satisfying long pent-up demand.
- The arrival of competitors and consolidators, who will merge with and acquire quality emerging telecoms that have thus far been ignored, is inevitable.
All of these factors should serve to create significant support for telecom share prices over the medium term, and I intend to do my best to position the Fund to capitalize on them accordingly.
I would like to close my report with a brief update on the share buyback program. To date, the buyback program has proceeded smoothly, with about 900,000 shares (or roughly two-thirds of the shares included in the program) repurchased at typical discounts to NAV of 15-20%. I continue to move prudently and deliberately to complete the buyback at the widest possible discounts to NAV.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer *

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:
I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.
II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 26 through 28 of this report.
III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.
    CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.
    CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                            May 31, 1999   May 31, 1998
Cellular Communications                           13.81%         17.89%
Electric-Integrated                                3.90%          3.16%
Electronics                                       10.04%          0.05%
Investment & Holding Companies                     6.28%          2.74%
Local and/or Long Distance Telephone
Service                                           22.52%         27.57%
Oil & Gas                                          3.25%          3.12%
Radio/Television                                   2.23%          3.38%
Telecommunications                                28.45%         17.88%
Other                                              3.58%          4.41%
Cash & Cash Equivalents                            5.94%         19.80%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   May 31, 1999   May 31, 1998
Asia                                     35.04%          5.98%
Eastern Europe                            9.53%         27.68%
Europe                                   13.13%          5.71%
Latin America                            22.61%         33.28%
Middle East                               7.35%          3.32%
North America                             0.00%          2.52%
Global                                    7.02%          4.41%
Cash & Cash Equivalents                   5.32%         17.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                   May 31, 1999   May 31, 1998
Argentina                                 6.69%          5.29%
Brazil                                    6.94%         15.45%
Canada                                    0.00%          2.52%
Chile                                     4.12%          2.02%
Europe                                    2.13%          9.24%
Greece                                    7.86%          3.25%
Hong Kong                                 5.77%          2.13%
Hungary                                   2.90%          4.27%
India                                     4.75%          3.80%
Israel                                    7.35%          3.32%
Mexico                                    0.00%          4.17%
Peru                                      3.61%          0.82%
Phillippines                              2.62%          0.00%
Russia                                    1.06%         10.50%
Singapore                                 4.20%          0.00%
South Korea                              12.07%          0.05%
Venezuela                                 1.25%          5.53%
Global                                    7.02%          4.41%
Other                                    14.34%          6.13%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Hellenic Telecommunications Organization S.A.              Telecommunications            Greece               5.4
--------------------------------------------------------------------------------------------------------------------------------
       2.  Millicom International Cellular S.A.                    Cellular Communications          Global               4.6
--------------------------------------------------------------------------------------------------------------------------------
       3.  Samsung Electronics Co. Ltd.                                  Electronics             South Korea             4.2
--------------------------------------------------------------------------------------------------------------------------------
       4.  ECI Telecom Ltd.                                           Telecommunications            Israel               3.9
--------------------------------------------------------------------------------------------------------------------------------
       5.  Korea Telecom Corp.                                        Telecommunications         South Korea             3.5
--------------------------------------------------------------------------------------------------------------------------------
       6.  CEI Citicorp Holdings S.A.                                Investment Companies         Argentina              3.4
--------------------------------------------------------------------------------------------------------------------------------
       7.  Camuzzi Argentina S.A.                                         Oil & Gas               Argentina              3.2
--------------------------------------------------------------------------------------------------------------------------------
       8.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               3.1
--------------------------------------------------------------------------------------------------------------------------------
       9.  Magyar Tavkozlesi Rt.                                  Local and/or Long Distance
                                                                      Telephone Service            Hungary               2.9
--------------------------------------------------------------------------------------------------------------------------------
      10.  Telecomunicacoes de Sao Paulo S.A.                     Local and/or Long Distance
                                                                      Telephone Service             Brazil               2.8
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 1999
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-93.72%
 EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-66.98%
 ARGENTINA-3.44%
CEI Citicorp Holdings S.A., Class B (Cost $3,738,676).................       949,309  $ 3,230,202
                                                                                      -----------
 BRAZIL-6.94%
Tele Centro Sul Participacoes S.A. ADR................................        10,100      545,400
Tele Norte Leste Participacoes S.A. ADR...............................        26,700      437,212
Telecomunicacoes Brasileiras S.A. ADR+................................        34,820    2,907,470
Telecomunicacoes Brasileiras S.A. ADR PN##............................        71,820        4,489
Telecomunicacoes de Sao Paulo S.A. PN.................................    21,266,390    2,600,316
Telecomunicacoes de Sao Paulo S.A., PN Receipts+......................       287,893       35,202
                                                                                      -----------
TOTAL BRAZIL (Cost $5,427,700)......................................................    6,530,089
                                                                                      -----------
 CHILE-1.80%
Compania de Telecomunicaciones de Chile S.A. ADR......................        35,000      761,250
Compania de Telecomunicaciones de Chile S.A., Class A.................        23,234      126,387
Compania de Telecomunicaciones de Chile S.A., Class B.................        48,195      171,297
Empresa Nacional de Telecomunicaciones S.A............................       125,700      423,550
Telefonos de Coyhaique S.A............................................         6,600      208,992
                                                                                      -----------
TOTAL CHILE (Cost $1,682,634).......................................................    1,691,476
                                                                                      -----------
 CZECH REPUBLIC-2.29%
SPT Telecom a.s. (Cost $1,834,996)....................................       129,500    2,149,895
                                                                                      -----------

                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------

 ESTONIA-1.33%
Estonian Telecom+,++ (Cost $1,255,368)................................        55,711  $ 1,247,926
                                                                                      -----------
 EUROPE-2.13%
Global TeleSystems Group, Inc.+ (Cost $1,198,379).....................        26,338    2,001,688
                                                                                      -----------
 GREECE-7.86%
Hellenic Telecommunications Organization S.A.+........................       471,347    5,096,439
Panafon S.A.+.........................................................        75,820    1,883,591
STET Hellas Telecommunications S.A.+..................................        18,200      414,050
                                                                                      -----------
TOTAL GREECE (Cost $7,328,746)......................................................    7,394,080
                                                                                      -----------
 HONG KONG-4.59%
Asia Satellite Telecommunications Holdings Ltd........................       948,070    2,011,096
China Telecom (Hong Kong) Ltd. Class H+...............................     1,095,415    2,302,464
                                                                                      -----------
TOTAL HONG KONG (Cost $3,733,920)...................................................    4,313,560
                                                                                      -----------
 HUNGARY-2.90%
Magyar Tavkozlesi Rt. ADR (Cost $2,789,355)...........................        97,400    2,727,200
                                                                                      -----------
 INDIA-4.75%
Mahanagar Telephone Nigam Ltd.++......................................       233,500    2,130,687
Videsh Sanchar Nigam Ltd. GDR++.......................................       205,200    2,334,150
                                                                                      -----------
TOTAL INDIA (Cost $4,940,705).......................................................    4,464,837
                                                                                      -----------
 INDONESIA-2.06%
PT Indosat ADR+##.....................................................        39,860      789,726
PT Telekomunikasi Indonesia...........................................     2,485,000    1,151,028
                                                                                      -----------
TOTAL INDONESIA (Cost $1,585,005)...................................................    1,940,754
                                                                                      -----------
 ISRAEL-4.35%
ECI Telecom Ltd.......................................................       105,156    3,641,026

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------
 ISRAEL (CONTINUED)
Geotek Communications, Inc., Convertible Preferred Series M,
 8.50%*+..............................................................           100  $         0
Nexus Telecommunication Systems Ltd.+.................................       170,784      453,645
                                                                                      -----------
TOTAL ISRAEL (Cost $5,410,265)......................................................    4,094,671
                                                                                      -----------
 PERU-2.78%
Telefonica del Peru S.A. ADR (Cost $2,579,793)........................       180,370    2,615,365
                                                                                      -----------
 PHILIPPINES-2.62%
Philippine Long Distance Telephone Co. ADR## (Cost $2,165,257)........        85,200    2,460,150
                                                                                      -----------
 RUSSIA-1.06%
Independent Network Televison Series II* (Cost $1,000,000)............     1,000,000    1,000,000
                                                                                      -----------
 SINGAPORE-1.17%
Singapore Telecommunications Ltd. (Cost $890,317).....................       650,000    1,097,986
                                                                                      -----------
 SOUTH KOREA-6.81%
Dacom Corp............................................................         8,800      635,224
Dacom Corp., Rights (expiring 06/09/99)+..............................         1,891       41,461
Korea Telecom Corp....................................................       102,500    3,260,781
SK Telecom Co. Ltd.##.................................................       173,337    2,470,052
                                                                                      -----------
TOTAL SOUTH KOREA (Cost $5,204,836).................................................    6,407,518
                                                                                      -----------
 THAILAND-1.83%
Advanced Information Services Public Co. Ltd. (Cost $1,015,849).......       140,919    1,716,857
                                                                                      -----------
 VENEZUELA-1.25%
Venworld Telecommunications+++ (Cost $2,531,383)......................       125,947    1,173,082
                                                                                      -----------
                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------

 GLOBAL-5.02%+
International Wireless Communications, Inc.,
 Series D*+...........................................................       220,120  $         0
International Wireless Communications, Inc.,
 Series F*+...........................................................        15,440            0
International Wireless Communications, Inc., Warrants (expiring
 08/17/07)*+..........................................................             1            0
International Wireless Communications, Inc., Warrants (expiring
 08/17/07)*+..........................................................         1,240            0
Millicom International Cellular S.A.+##...............................       119,735    4,310,460
Telesoft Partners Ltd.++#.............................................       500,000      406,395
                                                                                      -----------
TOTAL GLOBAL (Cost $4,760,153)......................................................    4,716,855
                                                                                      -----------
TOTAL EMERGING COUNTRIES
 (Cost $61,073,337).................................................................   62,974,191
                                                                                      -----------

 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED COUNTRIES-3.14%

 CENTRAL EUROPE-1.17%
Central European Media Enterprises Ltd.+ (Cost $4,578,326)............       183,000    1,098,000
                                                                                      -----------

 PORTUGAL-1.83%
Portugal Telecom S.A. (Cost $1,832,007)...............................        38,000    1,717,477
                                                                                      -----------

 SPAIN-0.14%
Telefonica S.A........................................................         1,568       75,081
Telefonica S.A. ADR...................................................           397       57,267
                                                                                      -----------
TOTAL SPAIN (Cost $116,873).........................................................      132,348
                                                                                      -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $6,527,206)..................................................................    2,947,825
                                                                                      -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-23.60%
 ARGENTINA-3.25%
Camuzzi Argentina S.A.*+ (Cost $2,032,317)............................     1,383,478  $ 3,054,742
                                                                                      -----------
 CHILE-1.70%
Chilectra S.A.++......................................................        44,615      254,477
Compania de Consumidores de Gas de Santiago S.A.......................        57,580      226,744
Compania General de Electricidad S.A..................................        89,822      406,583
Cristalerias de Chile S.A.............................................        61,242      323,210
Empresa Electrica Pehuenche S.A.......................................       250,767      132,344
Empresa Nacional de Electricidad S.A..................................       398,993      144,161
Enersis S.A...........................................................       296,241      113,650
                                                                                      -----------
TOTAL CHILE (Cost $1,603,737).......................................................    1,601,169
                                                                                      -----------
 HONG KONG-1.18%
Hutchison Whampoa Limited (Cost $998,034).............................       133,328    1,108,939
                                                                                      -----------
 ISRAEL-3.00%
K.T. Concord Venture Fund LP+=/ =#....................................       500,000      452,488
PEC Israel Economic Corp.+............................................        74,620    2,364,521
                                                                                      -----------
TOTAL ISRAEL (Cost $2,369,733)......................................................    2,817,009
                                                                                      -----------
 PERU-0.83%
Ontario-Quinta A.V.V.* (Cost $1,054,681)..............................     1,026,885      781,623
                                                                                      -----------
 POLAND-1.95%
Elektrim Spolka Akcyjna S.A. (Cost $1,874,352)........................       155,000    1,832,915
                                                                                      -----------
                                                                           No. of        Value
Description                                                                Shares      (Note A)
-------------------------------------------------------------------------------------------------

 SINGAPORE-3.03%
Natsteel Electronics Ltd..............................................       559,000  $ 1,865,821
Venture Manufacturing (Singapore) Ltd.................................       156,000      987,055
                                                                                      -----------
TOTAL SINGAPORE (Cost $1,881,807)...................................................    2,852,876
                                                                                      -----------

 SOUTH KOREA-5.26%
LG Electronics Co.....................................................        51,550      982,443
Samsung Electronics Co. Ltd...........................................        56,322    3,918,341
Samsung Electronics Co. Ltd. Rights (expiring 06/22/99)+..............         4,609       48,972
                                                                                      -----------
TOTAL SOUTH KOREA (Cost $4,920,209).................................................    4,949,756
                                                                                      -----------

 TAIWAN-1.74%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR.......................        42,000    1,099,875
Windbond Electronics Corp. GDR+,++....................................        45,996      540,453
                                                                                      -----------
TOTAL TAIWAN (Cost $1,479,424)......................................................    1,640,328
                                                                                      -----------

 GLOBAL-1.66%
Emerging Markets Ventures, L.P.+=/=# (Cost $1,717,783)................     1,690,333    1,563,558
                                                                                      -----------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $19,932,077).................................................................   22,202,915
                                                                                      -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $87,532,620).........................
                                                                                       88,124,931
                                                                                      -----------

 FIXED RATE INVESTMENT-0.34%
 GLOBAL-0.34%
                                                                         Par (000)
                                                                        ------------
International Wireless Communications, Inc., Senior Secured Notes,
 14.00%-25.00%, 08/17/02*(a)
 (Cost $543,683)......................................................    USD    385      318,659
                                                                                      -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           Units         Value
Description                                                                (000)       (Note A)
-------------------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-0.62%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.40%
Banco Citibank, 6.80%**, 06/15/99.....................................   CLP       5  $   133,975
Banco Citibank, 6.80%**, 07/26/99.....................................             3       93,373
Banco Citibank, 5.90%**, 08/30/99.....................................             5      148,178
                                                                                      -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost $377,870)......................
                                                                                          375,526
                                                                                      -----------
 CHILEAN MUTUAL FUNDS-0.22%
                                                                           No. of
                                                                           Shares
                                                                        ------------
Bice Manager Investment Fund..........................................        20,161       54,536
Fondo Mutuo Security Check............................................        32,106      148,729
                                                                                      -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $204,377)....................................................................      203,265
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $582,247)........................................
                                                                                          578,791
                                                                                      -----------

TOTAL INVESTMENTS-94.68%
 (Cost $88,658,550) (Notes A,D).....................................................   89,022,381
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-5.32%................................
                                                                                        5,003,950
                                                                                      -----------
NET ASSETS-100.00%..................................................................  $94,026,331
                                                                                      -----------
                                                                                      -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of May 31, 1999, the Fund committed to investing
           an additional $2,332,260, $500,000 and $750,000 of
           capital in Emerging Markets Ventures, L.P., K.T.
           Concord Venture Fund LP and Telesoft Partners Ltd.,
           respectively.
##         Security or a portion thereof is out on loan.
(a)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
CLP        Chilean Pesos.
GDR        Global Depositary Receipts.
PN         Preferred Shares.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1999
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $88,658,550)
 (Note A)...............................     $ 89,022,381
Cash (including $153,134 of foreign
 currencies with a cost of $153,154)
 (Note A)...............................        2,100,231
Collateral received for securities
 loaned (Note A)........................        7,370,335
Receivables:
  Investments sold......................        3,305,040
  Dividends.............................          346,633
Prepaid expenses and other assets.......           19,429
                                             ------------
Total Assets............................      102,164,049
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................        7,370,335
  Investments purchased.................          296,356
  Investment advisory fee (Note B)......          197,840
  Capital shares repurchased (Note G)...          120,420
  Administration fees (Note B)..........           38,430
  Other accrued expenses................          114,337
                                             ------------
Total Liabilities.......................        8,137,718
                                             ------------
NET ASSETS (applicable to 7,757,819
 shares of common stock outstanding)
 (Note C)...............................     $ 94,026,331
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($94,026,331
  DIVIDED BY 7,757,819).................           $12.12
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,757,819 shares issued and outstanding
 (100,000,000 shares
 authorized)............................     $      7,758
Paid-in capital.........................      109,653,975
Accumulated net investment loss.........         (497,076)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (15,404,175)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................          265,849
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 94,026,331
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  1,144,378
  Interest..............................          851,773
  Less: Foreign taxes withheld..........         (146,495)
                                             ------------
  Total Investment Income...............        1,849,656
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,303,309
  Administration fees (Note B)..........          186,815
  Custodian fees........................          169,460
  Audit and legal fees..................          136,315
  Printing..............................          104,001
  Accounting fees.......................           81,906
  Directors' fees.......................           45,999
  Transfer agent fees...................           33,850
  NYSE listing fees.....................           16,487
  Insurance.............................           14,829
  Other.................................           22,068
  Brazilian taxes (Note A)..............           84,497
                                             ------------
  Total Expenses........................        2,199,536
                                             ------------
  Net Investment Loss...................         (349,880)
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (13,268,172)
  Foreign currency related
   transactions.........................         (569,942)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......       (6,875,847)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (20,713,961)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(21,063,841)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Fiscal Years Ended
                                                       May 31,
                                          ---------------------------------
                                               1999              1998
                                          ---------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment loss...................      $  (349,880)      $  (482,714)
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................      (13,838,114)       37,528,837
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................       (6,875,847)      (49,357,447)
                                          ---------------   ---------------
    Net decrease in net assets resulting
     from operations....................      (21,063,841)      (12,311,324)
                                          ---------------   ---------------
Dividends and distributions to
 shareholders:
  Net investment income.................               --          (789,507)
  Net realized gain on investments and
   foreign currency related
   transactions.........................      (16,442,826)      (30,504,043)
                                          ---------------   ---------------
    Total dividends and distributions to
     shareholders.......................      (16,442,826)      (31,293,550)
                                          ---------------   ---------------
Capital share transactions:
  Cost of 677,100 shares repurchased
   (Note G).............................       (6,489,527)               --
                                          ---------------   ---------------
    Total decrease in net assets........      (43,996,194)      (43,604,874)
                                          ---------------   ---------------

 NET ASSETS
Beginning of year.......................      138,022,525       181,627,399
                                          ---------------   ---------------
End of year.............................      $94,026,331       $138,022,525
                                          ---------------   ---------------
                                          ---------------   ---------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                         For the
                                                                                                                          Period
                                                                                                                         June 25,
                                                                    For the Fiscal Years Ended                            1992*
                                                                             May 31,                                     through
                                             ------------------------------------------------------------------------    May 31,
                                               1999          1998          1997          1996       1995       1994        1993
                                             -------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......    $16.36        $21.53        $20.94        $19.20     $20.90     $14.95     $13.84**
                                             --------      --------      --------      --------   --------   --------   ----------
Net investment income/(loss)...............     (0.04)#       (0.06)         0.10          0.27       0.11       0.13       0.16
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions..............................     (2.41)#       (1.40)         2.86          1.91       0.01       7.03+      1.20
                                             --------      --------      --------      --------   --------   --------   ----------
Net increase/(decrease) in net assets
 resulting from operations.................     (2.45)        (1.46)         2.96          2.18       0.12       7.16       1.36
                                             --------      --------      --------      --------   --------   --------   ----------
Dividends and distributions to
 shareholders:
  Net investment income....................        --         (0.09)        (0.27)        (0.04)     (0.04)     (0.15)     (0.14)
  Net realized gain on investments and
   foreign currency related transactions...     (1.96)        (3.62)        (2.10)        (0.40)     (1.78)     (1.06)     (0.11)
                                             --------      --------      --------      --------   --------   --------   ----------
Total dividends and distributions to
 shareholders..............................     (1.96)        (3.71)        (2.37)        (0.44)     (1.82)     (1.21)     (0.25)
                                             --------      --------      --------      --------   --------   --------   ----------
Anti-dilutive impact due to shares of
 beneficial interest repurchased...........      0.17            --            --            --         --         --         --
                                             --------      --------      --------      --------   --------   --------   ----------
Net asset value, end of period.............    $12.12        $16.36        $21.53        $20.94     $19.20     $20.90     $14.95
                                             --------      --------      --------      --------   --------   --------   ----------
                                             --------      --------      --------      --------   --------   --------   ----------
Market value, end of period................    $9.813       $13.000       $17.375       $17.375    $17.750    $22.750    $14.500
                                             --------      --------      --------      --------   --------   --------   ----------
                                             --------      --------      --------      --------   --------   --------   ----------
Total investment return(a).................     (9.99)%       (4.57)%       14.31%         0.21%    (13.94)%    64.74%      5.85%
                                             --------      --------      --------      --------   --------   --------   ----------
                                             --------      --------      --------      --------   --------   --------   ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)....   $94,026      $138,023      $181,627      $176,628   $161,925   $176,253   $125,338
Ratio of expenses to average net assets,
 including taxes...........................      2.09%(b)      2.32%(b)      1.90%(b)      1.77%      1.89%      1.81%      1.99%(c)
Ratio of net investment income/(loss) to
 average net assets........................     (0.33)%       (0.29)%        0.52%         1.40%      0.53%      0.63%      2.02%(c)
Portfolio turnover rate....................    179.66%       162.58%        42.14%        27.71%     14.29%     43.98%     22.55%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 2.01% for the fiscal year ended May 31, 1999 and 1.82% for both fiscal years ended May 31, 1998 and May 31, 1997.
(c)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At May 31, 1999, the Fund held 9.31% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,356,475 and fair value of $8,750,544. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 1999, the account's interest rate was 4.08%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer realized foreign currency losses of $386,977.

At May 31, 1999, the Fund had a capital loss carryforward of $14,940,420 which expires in 2007.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended May 31, 1999, the Fund did not incur such expense.

Effective January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOS FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. For the fiscal year ended May 31, 1999, the Fund incurred $84,497 of such expense. Effective January 23, 1999, the CPMF tax expired and will be reinstated on June 17, 1999 for a period of three years. The tax will be assessed at a rate of 0.38% for the initial year and drop to 0.30% for the remaining two years.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 1999, was $7,291,094, for which the Fund has received cash as collateral of $7,370,335. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $7,521,734. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended May 31, 1999, the Fund earned $13,701 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At May 31, 1999, the Fund reclassified $147,196 of foreign currency losses to accumulated net investment loss and $35,769 of foreign currency losses to paid-in capital. In addition, the Fund reclassified distribution in excess of net realized capital gains of $5,366 to paid-in capital.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be significantly less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 1999, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended May 31, 1999, CSAM earned $1,303,309 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 1999, CSAM was reimbursed $14,001 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 1999, BSFM earned $112,812 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 7,757,819 shares outstanding at May 31, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 1999 was $89,232,404. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $210,023, was composed of gross appreciation of $10,541,789 for those investments having an excess of value over cost and gross depreciation of $10,751,812 for those investments having an excess of cost over value.

For the fiscal year ended May 31, 1999, total purchases and sales of securities, other than short-term investments, were $160,993,931 and $166,671,631, respectively.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended and at May 31, 1999.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of May 31, 1999, share value of such securities and percent of net assets which the securities comprise.

                                                                                                                            PERCENT
                                                                                                                  VALUE       OF
                                          NUMBER OF       ACQUISITION                       FAIR VALUE AT          PER        NET
SECURITY                                    SHARES           DATES             COST          MAY 31, 1999         SHARE     ASSETS
----------------------------------------  ----------    ---------------     ----------    ------------------     --------  ---------
Emerging Markets Ventures, L.P..........    159,653        01/22/98         $  162,671        $  147,679           $0.93      0.16
Emerging Markets Ventures, L.P..........      3,525        03/05/98              3,634             3,261            0.93      0.00
Emerging Markets Ventures, L.P..........    586,127        05/05/98            597,205           542,167            0.93      0.58
Emerging Markets Ventures, L.P..........    361,637        07/07/98            368,472           334,514            0.93      0.35
Emerging Markets Ventures, L.P..........     42,334        08/17/98             43,135            39,159            0.93      0.04
Emerging Markets Ventures, L.P..........    296,812        10/27/98            302,422           274,551            0.93      0.29
Emerging Markets Ventures, L.P..........    170,989        02/26/99            170,988           158,165            0.93      0.17
Emerging Markets Ventures, L.P..........     69,256        04/19/99             69,256            64,062            0.93      0.07
K.T. Concord Venture Fund LP............    250,000        12/08/97            252,288           226,244            0.89      0.24
K.T. Concord Venture Fund LP............    100,000        12/28/98            100,000            90,498            0.90      0.10
K.T. Concord Venture Fund LP............    150,000        03/12/99            150,000           135,746            0.90      0.14
Telesoft Partners Ltd...................    125,000        07/22/97            117,078           101,599            0.81      0.11
Telesoft Partners Ltd...................    125,000        02/05/98            117,077           101,599            0.81      0.11
Telesoft Partners Ltd...................    125,000        06/02/98            125,000           101,599            0.81      0.11
Telesoft Partners Ltd...................    125,000        05/17/99            125,000           101,598            0.81      0.11
Venworld Telecommunications.............    125,947        05/18/95          2,531,383         1,173,082            9.31      1.25

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to May 31, 1999, the Fund repurchased 677,100 of its shares for a total of $6,489,527 at a weighted average discount of 18.36% from net asset value. The discount of individual repurchases ranged from 13.26% - 20.77%.

--------------------------------------------------------------------------------
   22

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at May 31, 1999 and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 19, 1999

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On October 15, 1998, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                  FOR       WITHHELD   NON-VOTES
------------------------------  --------    -------    --------
Dr. Enrique R. Arzac            5,938,285   852,815    1,643,819
Peter A. Gordon                 5,906,272   884,828    1,643,819
Martin M. Torino                5,910,734   880,366    1,643,819

In addition to the directors re-elected at the meeting, James J. Cattano, George
W. Landau, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending May 31, 1999.

  FOR       AGAINST   ABSTAIN   NON-VOTES
--------    ------    ------    --------
6,708,286   47,217    35,597    1,643,819

(3) To consider a shareholder proposal to have the Board of Directors implement measures designed to enable shareholders to purchase and sell shares of the Fund at net asset value.

                                    BROKER
  FOR       AGAINST     ABSTAIN    NON-VOTES   NON-VOTES
--------    --------    -------    --------    --------
2,151,157   1,374,782   132,311    3,132,850   1,643,819

  The above resolution was approved. Since the resolution was in the form of a recommendation only, it did not require for its passage the vote generally required under the Fund's charter (75% of outstanding shares) to open-end the Fund. The board considered the proposal at its subsequent meeting and unanimously voted not to implement the recommendation at this time.

  On October 21, 1998, the Board authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. This program is currently being implemented.

--------------------------------------------------------------------------------
   24

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (May 31, 1999) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $1.961 per share distribution paid in respect of such fiscal year was from net realized long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1999.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The notification will reflect the amount, if any, that calendar year 1999 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January, 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and

--------------------------------------------------------------------------------
   26
performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.
--------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of May 31, 1999, CSAM-Americas managed approximately $37.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)
FIXED INCOME
Credit Suisse Asset Management Income
Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic
Global Income Fund, Inc. (CGF)

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 Notice is hereby given in accordance with Section 23(c) of the Investment
 Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief
                                Investment Officer

Robert B. Hrabchak              Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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